EXHIBIT 10.20

                                                        ADOPTED JANUARY 22, 1998





                           COMPAQ COMPUTER CORPORATION
                             1998 STOCK OPTION PLAN


SECTION  1.     Purpose.  The Compaq Computer Corporation 1998 Stock Option Plan
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has been established to promote the interests of Compaq Computer Corporation and its stockholders by (i) attracting and retaining exceptional employees and directors of Compaq and its Affiliates, as defined below; (ii) motivating such employees and directors by means of performance-related incentives to achieve long-range performance goals; and (iii) enabling such employees and directors to participate in the long-term growth and financial success of Compaq.


SECTION 2.     Definitions.  As used in the Plan, the following terms shall have
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the  meanings  set  forth  below:

"Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by Compaq and (ii) any entity in which Compaq has a significant equity interest, in either case as determined by the Committee.

"Award"  shall  mean  any  Option  or  Stock  Appreciation  Right.

"Board"  shall  mean  the  Board  of  Directors  of  Compaq.

"Change in Control" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Compaq, any trustee or other fiduciary holding securities under any Compaq employee benefit plan, or any entity owned, directly or indirectly, by Compaq stockholders in substantially the same proportions as their ownership of Compaq voting securities), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time), directly or indirectly, of Compaq securities representing 30% or more of the combined voting power of Compaq's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with Compaq to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board of Directors or nomination for election by Compaq's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) Compaq stockholders approve a merger or consolidation of Compaq with any other corporation, other than a merger or consolidation that would result in Compaq voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of voting securities of Compaq or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of Compaq (or similar transaction) in which no person acquires more than 30% of the combined voting power of Compaq's then outstanding securities shall not constitute a Change in Control; or (iv) Compaq stockholders approve a plan of complete liquidation of Compaq or an agreement for the sale or disposition by Compaq of all or substantially all of Compaq's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of persons who (i) to the extent necessary to comply with Rule 16b-3 are "Non-Employee Directors" within the meaning of Rule 16b-3 and (ii) to the extent any Award granted hereunder is intended to qualify as performance-based compensation under Section 162(m) of the Code, constitute "outside directors" within the meaning of Section 162(m) of the Code and the regulations thereunder. Until otherwise determined by the Board, the Human Resources Committee designated by the Board shall be the Committee under the Plan.

"Compaq" shall mean Compaq Computer Corporation, together with any successor thereto.

"Election Date" shall mean with respect to an Option hereunder the date of the appointment, election, or re-election of the director that prompted the grant of such Option.

"Eligible Director" shall mean each director of the Company who is not an employee of the Company or any of the Company's subsidiaries (as defined in Section 425(f) of the Code).

"Employee"  shall  mean  an  employee  of  Compaq  or  of  any  Affiliate.

"Exchange  Act"  shall  mean  the  Securities  Exchange Act of 1934, as amended.

"Executive Officer" shall mean, at any time, an individual who is an executive officer of Compaq within the meaning of Exchange Act Rule 3b-7 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time, or who is an officer of Compaq within the meaning of Exchange Act Rule 16a-1(f) as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

"Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion, and for purposes of determining the exercise price of an Award shall be equal to the Dow Jones composite close for the Shares as reported on the Dow Jones news retrieval system on the date of the Award (or on the most recent business day if the date of an Award is a holiday).

"Incentive Stock Option" shall mean a right to purchase Shares from Compaq that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

"Net After-Tax Amount" shall mean the net amount of compensation, assuming for this purpose only that all vested Awards and other forms of compensation subject to vesting upon such Change of Control are exercised upon such Change in Control, to be received (or deemed to have been received) by such Participant in connection with such Change of Control under any agreement and under any other plan, arrangement or contract of Compaq to which such Participant is a party, after giving effect to all income and excise taxes applicable to such payments.

"Non-Qualified Stock Option" shall mean a right to purchase Shares from Compaq that is granted under Section 5 or Section 7 of the Plan and that is not intended to be an Incentive Stock Option.

"Notice" shall mean any written notice, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

"Option"  shall  mean  a  Non-Qualified  Stock Option or Incentive Stock Option.

"Participant" shall mean any Employee or Director selected to receive an Award under the Plan.

"Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

"Plan"  shall  mean  this  Compaq  Computer  Corporation 1998 Stock Option Plan.

"Release Date" shall mean the third business day occurring after Compaq's earnings release for the preceding fiscal period. In calculating the Release Date, the day of an earnings release shall be counted if the earnings release is made before the opening of trading on the New York Stock Exchange and shall not be counted if such release is made after the opening of trading.

"Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

"SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

"Shares" shall mean shares of the common stock, $.0l par value, of Compaq or such other securities of Compaq as may be designated by the Committee from time to time.

"Stock Appreciation Right" shall mean any right granted under Section 6 of the Plan.

"Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by Compaq or with which Compaq combines.

"Window" shall mean a period of time beginning on a Release Date and ending at the end of the second month of the fiscal quarter in which such Release Date occurs.


SECTION  3.          Administration.
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(a)     Authority  of  Committee.  The  Committee  shall  administer  the  Plan.
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Subject  to  the  terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Employee Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards to Employees; (iv) determine the terms and conditions of any Award to Employees; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or Notice relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b)     Committee  and  Board  Discretion  Binding.  Unless  otherwise expressly
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provided  in  the  Plan,  all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee or the Board, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including Compaq, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder, any Employee, and any Director.


SECTION  4.          Shares  Available  for  Awards.
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(a)     Shares  Available.  Subject  to  adjustment as provided in Section 4(b),
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the  number of Shares with respect to which Awards may be granted under the Plan shall be 100 million; provided, however, if Compaq or its wholly owned subsidiary merges with Digital Equipment Corporation the number of Shares with respect to which Awards may be granted under the Plan shall be increased by 50 million, to a total of 150 million shares. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by Compaq, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld.

(b)     Adjustments.  In  the  event  that  the  Committee  determines  that any
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dividend  or  other  distribution  (whether  in  the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of Compaq, issuance of warrants or other rights to purchase Shares or other securities of Compaq, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of Compaq (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of Compaq (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any outstanding Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that such adjustments shall be made by the Board with respect to Awards to Eligible Directors.

(c)     Substitute Awards.  Any Shares underlying Substitute Awards shall not be
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counted  against  the  Shares  available  for  Awards  under  the  Plan.

(d)     Sources  of  Shares  Deliverable  Under  Awards.  Any  Shares  delivered
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pursuant  to  an  Award  may  consist,  in  whole  or in part, of authorized and unissued  Shares  or  of  treasury  Shares.


SECTION  5.          Employee  Stock  Options.
                     ------------------------

(a)     Eligibility  and  Limits on Awards.  Any Employee, including any officer
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or  employee-director  of  the Company or any Affiliate, shall be eligible to be designated a Participant. Subject to adjustment as provided in Section 4(b), no Executive Officer may receive Awards under the Plan in any calendar year that relate to more than 1,500,000 Shares. The limits on Awards to any Executive Officer under this Plan shall be reduced by any other Award in the same calendar year to such officer under any other Compaq equity incentive plan.

(b)     Grant.  Subject  to the provisions of the Plan, the Committee shall have
        -----
sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, and the conditions and limitations applicable to the exercise of the Option.

(c)     Exercise  Price.  The  exercise price for Options (other than Substitute
        ---------------
Awards) granted under the Plan shall be not less than the Fair Market Value of the underlying Shares. Neither the Board nor the Committee may lower the exercise price of outstanding options issued under the Plan. The Committee shall determine the appropriate exercise prices for Substitute Awards based on the terms and conditions of the transaction related to such Awards.

(d)     Exercise.  Each  Employee  Option shall be exercisable at such times and
        --------
subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Notice or thereafter; provided, however, that no grant to an Executive Officer shall be exercisable until the earlier of
(i) six months after the date of grant or (ii) the Participant's ceasing to be an Executive Officer. The Committee and the Board may impose such conditions with respect to the exercise of options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(e)     Payment.  No  Shares  shall  be delivered pursuant to any exercise of an
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Option until payment in full of the option price therefor is received by Compaq.
Such payment may be made (i) in cash, or its equivalent, (ii) if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), (iii) if and to the extent permitted by the Committee, by surrendering all or part of that Option or any other Option, or (iv) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to Compaq as of the date of such tender is at least equal to such option price.

SECTION  6.          Stock  Appreciation  Rights.
                     ---------------------------

(a)     Grant.  The  grant  of  Stock  Appreciation  Rights  shall be limited to
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Employees  in  those  locations  in  which  the  law, including exchange control regulations and taxation, unduly restricts the grant of Options. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights shall have a grant price equal to the Fair Market Value of the related Shares on the day of the Award, and if granted to Executive Officers, shall not be exercisable earlier than six months after grant.

(b)     Exercise  and  Payment.  A  Stock  Appreciation  Right shall entitle the
        -----------------------
Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

(c)     Other  Terms  and  Conditions.  Subject  to  the  terms of the Plan, the
        -----------------------------
Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.


SECTION  7.     Termination  or  Suspension  of  Employment.  The  following
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provisions  shall  apply  in  the  event  of  the  Participant's  termination of employment unless the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.

(a)     Termination of Employment.  If a Participant's employment with Compaq or
        -------------------------
its Affiliates is terminated for any reason other than death, permanent and total disability, or retirement, the Participant's right to exercise any Nonqualified Stock Option or Stock Appreciation Right shall terminate, and such Option or Stock Appreciation Right shall expire, on the earlier of (i) the first anniversary of such termination of employment or (ii) the date such Option or Stock Appreciation Right would have expired had it not been for the termination of employment. The Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of such termination of employment and shall not have been exercised.

(b)     Death,  Disability  or  Retirement.  If  a Participant's employment with
---     ----------------------------------
Compaq or its Affiliates is terminated by death, permanent and total disability, or retirement, the Participant or his successor (if employment is terminated by death) shall have the right to exercise any Nonqualified Stock Option or Stock Appreciation Right to the extent it was exercisable at the date of such termination of employment and shall not have been exercised, but in no event shall such option be exercisable later than the date the Option would have expired had it not been for the termination of such employment. The meaning of the terms "total and permanent disability" and "retirement" shall be determined by the Committee.

(c)     Acceleration  and  Extension  of  Exercisability.  Notwithstanding  the
---     ------------------------------------------------
foregoing, the Committee may, in its discretion, provide (i) that an Option granted to an Employee Participant may terminate at a date earlier than that set forth above, (ii) that an Option granted to an Employee Participant not subject to Section 16 of the Exchange Act may terminate at a date later than that set forth above, provided such date shall not be beyond the date the Option would have expired had it not been for the termination of the Participant's employment, and (iii) that an Option or Stock Appreciation Right may become immediately exercisable when it finds that such acceleration would be in the best interests of Compaq.

(d)     Leave  Without  Pay.  In  the event that an employee Participant takes a
        -------------------
"leave without pay," all of such Participant's Awards or any portion thereof shall, to the extent unvested immediately prior to such leave, cease to vest during the period of such leave, and to the extent exercisable immediately prior to such leave, shall remain exercisable during the period of such leave in accordance with the terms thereof.

SECTION  8.    Director  Options.
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(a)     Initial  Grants.  Each  Eligible  Director  who  is  first  elected  or
---     ---------------
appointed to the Board shall be granted one Option to acquire 31,250 Shares. In the event that the Election Date occurs during the Window, such Option shall be granted on the Election Date with respect to such Option. In the event that such Eligible Director's election or appointment does not occur during the Window, then such Option shall be granted on the next Release Date.

(b)          Annual  Options.
             ----------------
(i) Each Eligible Director who is reelected to the Board at an annual meeting of the Company's stockholders and who has not received a grant under
Section 8(a) during the period since the most recent previous annual meeting of the Company's stockholders shall be granted an Option to acquire 25,000 Shares on each Election Date on which he is reelected.

(ii) Each Eligible Director who is elected or re-elected Chairman of the Board by the Board at its meeting following an annual meeting of the Company's stockholders and who has not received a grant under Section 8(a) during the period since the most recent annual meeting of Compaq's stockholders shall be granted on each Election Date on which he is elected or reelected Chairman of the Board an Option to acquire 6,250 Shares in addition to any applicable Option granted under Section 8(b)(i).

(c) Terms and Conditions. Any Option granted under this Section 8 shall be subject to the following terms and conditions:

(i) Any Options granted under this Section 8 shall be Non-Qualified Stock Options and the exercise price shall be not less than the Fair Market Value of the underlying Shares.

(ii) Each Option granted under this Section 8 shall be exercisable at such times and subject to such terms and conditions as the Board may, in its sole discretion, specify in the applicable Notice or thereafter; provided, however, that no grant shall be exercisable for six months after the date of grant.

(iii) Notwithstanding the provisions of this Section 8, Options shall not be granted under this Section 8 to any Eligible Director in any year in which such director receives an initial grant or annual grant under the Compaq Computer Corporation Non-Qualified Stock Option Plan for Non-Employee Directors.

SECTION  9.     Change  in  Control.  Notwithstanding any other provision of the
                -------------------
Plan to the contrary, upon a Change in Control all outstanding Awards shall vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of Award and no outstanding Stock Appreciation Right may be terminated, amended, or suspended upon or after a Change in Control; provided, however, that unless otherwise determined by the Committee at the time of award or thereafter, if it is determined that the Net After-Tax Amount to be realized by any Participant, taking into account the accelerated vesting provided for by this Section as well as all other payments to be received by such Participant in connection with such Change in Control, would be higher if Awards did not vest in accordance with this Section, then and to such extent the Awards shall not vest. The determination of whether any such Award should not vest shall be made by a nationally recognized accounting firm selected by Compaq, which shall be instructed to consider that (a) Awards and other forms of compensation subject to vesting upon a Change of Control shall be vested in the order in which they were granted and within each grant in the order in which they would otherwise have vested and (b) unless and to the extent any other plan, arrangement or contract of Compaq pursuant to which any such payment is to be received provides to the contrary, such other payment shall be deemed to have occurred after any acceleration of Awards or other forms of compensation subject to vesting upon a Change of Control.


SECTION  10.    Amendment  and  Termination.
                ---------------------------

(a)     Amendments  to  the  Plan.  The  Board  may  amend,  alter,  suspend,
        -------------------------
discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act, for which or with which the Board deems it necessary or desirable to qualify or comply. The Committee also may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

(b)     Amendments  to Awards.  The Committee may waive any conditions or rights
        ---------------------
under, amend any terms of, suspend, or terminate, any Award, prospectively or retroactively; provided that any waiver, amendment, suspension, or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any outstanding Award shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary.

(c)     Adjustment  of  Awards  Upon  the  Occurrence  of  Certain   Unusual  or
        ------------------------------------------------------------------------
Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting Compaq, any Affiliate, or the financial statements of Compaq or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

(d)     Cancellation.  Any  provision of this Plan or any Notice to the contrary
        ------------
notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award as of the effective date of such cancellation.

(e)     Employee  Status  Change  to  Part-Time.  At  such  time  as a full-time
        ---------------------------------------
Employee becomes a part-time Employee, on the next vesting date following such status change, the vesting schedule for all Awards previously granted to such employee and not yet vested will be automatically amended to reduce the number of shares vesting each month by one-half during the time that such employee is working on a part-time basis; provided, however, that any Shares that remain unvested three months prior to the expiration of the term of such Award shall vest as of such date three months prior to the expiration of such term.

SECTION  11.          General  Provisions.
                      -------------------

(a)     Nontransferability.  No  Award  shall  be  assigned, alienated, pledged,
        ------------------
attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution; provided, however, that an Award may be transferable, to the extent set forth in the applicable Notice and in accordance with procedures adopted by the Committee.

(b)     No  Rights  to  Awards.  No  Employee, Participant or other Person shall
        ----------------------
have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(c)     Share  Certificates.  All certificates for Shares or other securities of
        -------------------
Compaq or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d)     Delegation.  Subject  to  the  terms of the Plan and applicable law, the
        ----------
Committee may delegate to one or more officers or managers of Compaq or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees other than Executive Officers.

(e)     Withholding.  A  participant  may  be  required  to pay to Compaq or any
        -----------
Affiliate and Compaq or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of Compaq to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise, or payments of any Award.

(f)     Notices.  Each Award hereunder shall be evidenced by a Notice that shall
        -------
be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

(g)     No  Limit  on Other Compensation Arrangements.  Nothing contained in the
        ---------------------------------------------
Plan shall prevent Compaq or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(h)     No Right to Employment.  The grant of an Award shall not be construed as
        ----------------------
giving a Participant the right to be retained in the employ of Compaq or any Affiliate. Further, Compaq or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Notice.

(i)     No  Rights  as Stockholder.  Subject to the provisions of the applicable
        --------------------------
Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

(j)     Governing  Law.  The  validity, construction, and effect of the Plan and
        --------------
any rules and regulations relating to the Plan and any Notice shall be determined in accordance with the laws of the State of Delaware.

(k)     Severability.  Notwithstanding  any  other  provision  or section of the
        ------------
Plan, if any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws (but only to such extent necessary to comply with such laws), or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(l)     Other Laws.  The Committee may refuse to issue or transfer any Shares or
        ----------
other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle Compaq to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to Compaq by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of Compaq, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

(m)     No  Trust  or Fund Created.  Neither the Plan nor any Award shall create
        --------------------------
or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Compaq or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from Compaq or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Compaq or any Affiliate.

(n)     No Fractional Shares.  No fractional Shares shall be issued or delivered
        --------------------
pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(o)     Headings.  Headings  are  given  to  the Sections and subsections of the
        --------
Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.


SECTION  12.    Term  of  the  Plan.
                -------------------

(a)     Effective  Date.  The  Plan  shall  be  effective  upon  approval by the
        ---------------
stockholders  of  Compaq.

(b)     Expiration  Date.  No  Incentive Stock Option shall be granted under the
        ----------------
Plan more than ten years after the effective date of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Notice, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.



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